FPA Capital Fund, Inc.


                                                                 Annual Report







[LOGO]
DISTRIBUTORS


FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064                                     MARCH 31, 1998

                               LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Annual Report covers the fiscal year ended March 31, 1998. Your Fund's net asset value (NAV) per share closed at $38.30. Dividends of $1.37 and $1.84 per share were paid on July 15, 1997, and January 7, 1998, to holders of record on June 30 and December 31, 1997, respectively. The July distribution was composed of a $0.22 income dividend and $1.15 capital gains distribution, $1.13 of which was long-term. The January distribution included $0.25 of income and $1.59 of long-term capital gains.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



                                                           AVERAGE ANNUAL TOTAL RETURN
                                                          PERIODS ENDED MARCH 31, 1998
                                                          ----------------------------
                                                     1 YEAR        5 YEARS        10 YEARS
                                                    --------      ---------       --------
FPA Capital Fund, Inc.
  (NAV) . . . . . . . . . . . . . . . . . . .        30.10%*        25.15%*        21.75%*
FPA Capital Fund, Inc.
  (Net of Sales Charge) . . . . . . . . . . .        21.64%++       23.48%++       20.94%++
Lipper Growth Fund
  Average . . . . . . . . . . . . . . . . . .        42.90%         18.90%         16.90%
Russell 2000. . . . . . . . . . . . . . . . .        42.01%         17.67%         14.85%
Standard & Poor's
  500 Stock Index . . . . . . . . . . . . . .        48.11%         22.44%         18.92%


     The Fund's six-month total return was 9.11%*. This compares with total returns of 11.51% for the Lipper Growth Fund Average, 6.36% for the Russell 2000, and 17.21% for the S&P 500. On a calendar-year basis, these same comparisons are 17.70%* for FPA Capital Fund, 25.17% for the Lipper Growth Fund Average, 22.36% for the Russell 2000, and 33.38% for the S&P 500.

COMMENTARY

     This market is like the "Energizer Bunny," it just keeps going and going and going. The investment returns being generated are absolutely spectacular--without precedence. Smaller capitalization stocks, as reflected by the Russell 2000 index, continue to provide attractive total returns, but they still trail the investment returns of larger capitalization stocks.

     Our investment strategy has grown somewhat more defensive, and this has led to your Fund's recent relative underperformance. This conservative stance can be seen by the growing level of short-term liquidity and bonds that have increased to 30% from the low 20% range during the past year. The higher liquidity is a reflection of the lack of investment opportunities that meet our criteria rather than an implied forecast of what we think the stock market will do in the near term. We do not have any idea when we will re-deploy this liquidity. As always, our focus is on the long term and not the short run, and this can place us at odds with the current environment.

     The past six months have been active from a takeover point of view. Two have been completed in your portfolio: Mac Frugal's Bargains Close-outs by Consolidated Stores and Quick & Reilly Group by Fleet Financial Group. Devon Group is in the process of being acquired by Applied Graphics Technologies for a combination of stock and cash. Since these announcements, we have sold a portion of Mac Frugal's Bargains Close-outs and Devon Group, and we sold all of Fleet Financial Group. We find it very difficult to hold financial service stocks with P/E multiples approaching or exceeding 20x earnings. Many consider Fleet an acquisition target, but we believe that we have already made most of the easy money through our original holding of Quick & Reilly. We expect to be out of Devon in the near future. Consolidated Stores has recently declined and, therefore, we expect to maintain the existing position for the time being.


--------------------

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 6.5% of the offering price

     Your Fund's performance was negatively impacted by its holding of Green Tree Financial when the stock declined 44% to $26.19 between September 30 and December 31, 1997. Green Tree was forced to take special charges on its servicing portfolio that related to escalating mortgage prepayments that were higher than originally assumed. These charges negatively impacted previously reported profitability since "gain-on-sale" accounting was used. At one point, it appeared as though few investors had any confidence in this accounting methodology despite its required use in asset securitization sales. After a lengthy re-examination of Green Tree to revalidate our reasons for continuing to hold this company, we proceeded to increase the position by 65%, at an average cost of $24.93. We believed that the market was massively undervaluing its market position and delivery systems. The problems that investors feared were, in our opinion, temporary. Apparently another investor viewed the situation similarly; on April 7 Green Tree accepted a takeover bid from Conseco for stock. At the time of closing, should Conseco be at its current price of $50, the exchange value for Green Tree will be $45.83. We are currently reviewing Conseco to determine whether we will continue to hold the stock after the acquisition. There do not appear to be any roadblocks to the completion of this acquisition.

     During the past year, we reduced our exposure to technology and financial service stocks. Despite this, technology is still our largest investment sector while retailing has become our second largest. One of the largest sector increases was in basic materials, as reflected in the addition of our only new equity holding during the past six months, Oregon Steel Mills. As a result of a major strike at one of its primary mills, the stock declined from the high $20s to the high teens. We were able to establish a position over several months as existing holders decided to sell. Our analysis shows that the current negative profitability impact from the strike will prove to be temporary. Oregon Steel has modern mills that have been recently replaced or remodeled. The company's primary end markets are quite strong with long backlogs, and it is a prime beneficiary of high demand for new or expanded natural gas pipelines. The stock was acquired at approximately 1.3x book value. Earnings are currently depressed, and we believe they can recover to the $3.50 to $4 range in two or three years. While we are waiting, we will receive a 3% dividend yield.

     The portfolio continues to maintain a competitive valuation advantage to that of the market. At the end of March, the Fund's P/E and P/BV (Price/Book Value) ratios were 18.3x and 2.8x, respectively. By comparison, the P/E ratios of the Russell 2000 and the S&P 500 were 27.0x and 26.3x, while the P/BV ratios were 3.0x and 4.6x, respectively. Our companies are financially strong with a 19.9% average Total-Debt-to-Total-Capitalization ratio. This compares favorably to the 38.4% and 47.3% for the Russell 2000 and the S&P 500. Even though our portfolio P/E is substantially less than the market comparisons, we are still uncomfortable with its absolute level. We are trying to lower it, but we know that will be extremely difficult to do in this market environment.

     We continue to grow more cautious as this market races to higher levels.
In light of this, we thought it would be wise to step back and take a longer view of the stock market. If we assume that earnings for the S&P 500 grow between 5% and 7% over the next five and ten years and that the stock market compounds at 10%--the long-term average--then the market's P/E ratio will rise to between 35x and 44x, respectively. Does this seem plausible? The key is determining the appropriate growth rate for earnings. In attempting to do this, we looked to the bond market for guidance. Over the next ten years, the Treasury Inflation Index Bond implies an average Consumer Price Inflation of 1.8%. The consensus economic growth rate for real gross domestic product (GDP) is between 2% and 2.5% longer term. By adding these numbers together, we get an estimated nominal growth rate for the economy between 3.8% and 4.3%. Over the last ten and fifteen years, nominal GDP growth has averaged 5.45% and 6.28%, with real GDP being 2.38% and 3.08%, respectively. S&P 500 earnings have grown 8.59% and 7.96% during these same periods. Corporate profit margins are at twenty-five-year highs and, therefore, are not likely to provide much help in improving profitability growth. Using the ratios of S&P 500 earnings growth to nominal GDP growth for the last ten and fifteen years on our estimates of future nominal GDP growth results in an estimate of the S&P 500 earnings growth of 5% to 7%. Should the stock market rise faster than this range of growth, its P/E will rise. We believe paying the current P/E valuations, let alone these potential P/E ratios, is quite excessive relative to the potential growth rate of earnings.

     For the stock market to continue at its torrid pace, or even a 10% growth rate, requires that earnings growth accelerates or that interest rates decline significantly. If interest rates were to decline materially, this would likely indicate a slowing in the economy--bad news for corporate profits and possibly stocks. If corporate profits accelerate, this would likely indicate an acceleration in the economy--bad news for bonds. In summary, we believe there is a disconnect between the stock market and the bond market, which means that the risks are rising.

     Earnings estimates for the first quarter of calendar 1998, as measured by First Call, have declined from an expected growth rate of slightly more than 10% to almost zero growth. In essence, the fundamentals have deteriorated while stock prices have increased and interest rates have remained almost unchanged. To justify higher prices, analysts have lowered first quarter earnings numbers and raised earnings expectations for the subsequent quarters. All this is being done before we have seen any real impact from the Asian crisis. In general, it looks as though investors are looking over the "valley" of lower earnings. At current valuation levels, we do not believe the market can withstand virtually any earnings disappointments later this year.

     Why are investment managers rushing to buy stocks despite these growing risks? We believe the stock market has to some degree been transformed from a "valuation-driven" market to a "fee-driven" market. In other words, investment managers are unwilling to hold virtually any amount of short-term liquidity. If they do, they are afraid that the client or the consultant will take this liquidity away and thus, the managers will earn less fee income. Being fully invested is justified on the basis that the client has made the asset allocation decision and the managers' job is to pick the best stocks available for their respective investment styles. We believe this operating strategy is widespread and helps to explain some of the rapid shifting among stock sectors. Liquidity levels of public and private pension plans are the lowest in fifteen and forty years, respectively. In the case of equity mutual funds, liquidity levels have now reached a twenty-two-year low of 4.6%. For similar reasons, these managers must remain fully invested or run the risk of being fired. To put this liquidity level in perspective, in the ten days after the October 19, 1987 crash, 4.5% of equity mutual funds were redeemed. We see this as leaving little margin for error.

     It has been shown that the stock market has generated below-average investment returns after periods of high valuation. We believe this one will be no different than prior episodes. If our analysis is correct, holding a higher level of liquidity and bonds will prove to be a prudent longer term strategy.
It will give us the flexibility to take advantage of individual securities when fear re-enters the market. We believe that holding liquidity will not be as much of a penalty as it has been over the past fifteen years when it underperformed various stock market indices by 7 to 11 percentage points annually. In our scenario, one would give up only about one to two percentage points of performance annually. By selecting one or two stocks carefully each year, we are confident we can achieve competitive returns with substantially less risk.

     We know the strategy that we have outlined is at odds with what is currently popular in the stock market today. Being "out-of-step" is not unusual for us, given our "contrarian" investment style. Patience is a key element in successful long-term investing. We are trying to be very patient so that we may invest wisely the capital which you have entrusted to us. We thank you for your investment and continued support.


Respectfully submitted,


/s/ Robert L. Rodriguez


Robert L. Rodriguez, C.F.A.
President and Chief Investment Officer

April 21, 1998

                               HISTORICAL PERFORMANCE


     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CAPITAL FUND, INC. VS. S&P 500
     AND LIPPER GROWTH FUND AVERAGE FROM APRIL 1, 1988 TO MARCH 31, 1998

[GRAPH]

                              3/31/88  3/31/89  3/31/90  3/31/91  3/31/92  3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98
                              -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA Capital Fund, Inc.          9,350   10,497   12,463   14,259   19,082   21,797   24,659   29,534   40,415   51,448   66,931
FPA Capital Fund, Inc. (NAV)   10,000   11,227   13,330   15,251   20,408   23,313   26,373   31,587   43,224   55,025   71,584
S&P 500                        10,000   11,785   14,038   16,057   17,828   20,556   20,850   24,098   24,098   28,901   56,565
Lipper Growth Fund Average     10,000   11,451   13,284   15,350   17,649   19,887   20,794   22,655   29,126   32,723   47,643


Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $66,931, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $71,584. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                              MAJOR PORTFOLIO CHANGES
                          Six Months Ended March 31, 1998

                                                                                    Shares or
                                                                                    Principal
                                                                                     Amount
                                                                                  -------------
NET PURCHASES

COMMON STOCKS
Arrow Electronics, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      109,600 shs.
Green Tree Financial Corporation . . . . . . . . . . . . . . . . . . . . . . . .      657,400 shs.
Homebase, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      474,200 shs.
Oregon Steel Mills, Inc. (1) . . . . . . . . . . . . . . . . . . . . . . . . . .      990,800 shs.
Reebok International Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . . . .      150,000 shs.


NON-CONVERTIBLE SECURITIES
Federal National Mortgage Association -- 6% 2028 (IO-REMIC) (1)  . . . . . . . .  $34,500,000
U.S. Treasury Inflation-Indexed Notes -- 3/8% 2007 . . . . . . . . . . . . . . .  $65,412,640


NET SALES

COMMON STOCKS
Comdisco, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,000 shs.
Countrywide Credit Industries, Inc.. . . . . . . . . . . . . . . . . . . . . . .      400,000 shs.
Devon Group, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       83,200 shs.
Fleet Financial Group, Inc. (2). . . . . . . . . . . . . . . . . . . . . . . . .      293,479 shs.
Mac Frugal's Bargains Close-outs Inc.. . . . . . . . . . . . . . . . . . . . . .      216,900 shs.
Michaels Stores, Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      229,500 shs.
Quick & Reilly Group, Inc., The (2). . . . . . . . . . . . . . . . . . . . . . .      164,700 shs.

NON-CONVERTIBLE SECURITIES
Federal National Mortgage Association -- 8 1/2% 2025 (PAC-REMIC) (2) . . . . . .  $ 3,355,641
Government National Mortgage Association -- 7.99125% 2010 (REMIC). . . . . . . .  $ 2,764,499


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                              PORTFOLIO OF INVESTMENTS
                                   March 31, 1998


COMMON STOCKS                                          Shares           Cost          Value
--------------------------------------------------  -------------  -------------  -------------
TECHNOLOGY -- 18.1%
Arrow Electronics, Inc.*. . . . . . . . . . . . .         900,000   $ 14,460,249   $ 24,356,250
Exabyte Corporation*. . . . . . . . . . . . . . .       1,100,000     13,450,664      9,487,500
Fluke Corporation . . . . . . . . . . . . . . . .         319,800      5,134,594      7,635,225
Keithley Instruments, Inc.. . . . . . . . . . . .         200,000      1,227,092      1,662,500
Komag, Incorporated*. . . . . . . . . . . . . . .         327,800      2,833,000      4,753,100
Marshall Industries*. . . . . . . . . . . . . . .         546,200     10,506,439     18,229,425
Seagate Technology, Inc.* . . . . . . . . . . . .         450,000      2,949,975     11,362,500
Storage Technology Corporation* . . . . . . . . .         860,000     24,545,790     65,413,750
                                                                    ------------   ------------
                                                                    $ 75,107,803   $142,900,250
                                                                    ------------   ------------
RETAILING -- 17.0%

Consolidated Stores Corporation*. . . . . . . . .         689,114   $  9,051,379   $ 29,588,833
Craig Corporation (Class "A")*. . . . . . . . . .         320,000      1,906,272      3,640,000
Good Guys, Inc., The* . . . . . . . . . . . . . .         525,000      4,764,000      5,545,313
Homebase, Inc.* . . . . . . . . . . . . . . . . .       1,630,000     13,350,938     13,651,250
Michaels Stores, Inc.*. . . . . . . . . . . . . .         820,500     10,871,291     30,666,188
Ross Stores, Inc. . . . . . . . . . . . . . . . .       1,164,400      6,596,689     51,379,150
                                                                    ------------   ------------
                                                                    $ 46,540,569   $134,470,734
                                                                    ------------   ------------
FINANCIAL -- 14.7%

Comdisco, Inc.. . . . . . . . . . . . . . . . . .         865,000   $  6,892,298   $ 37,735,625
Countrywide Credit Industries, Inc. . . . . . . .         150,000      2,156,915      7,978,125
Foremost Corporation of America . . . . . . . . .         150,000      1,672,500      3,675,000
Green Tree Financial Corporation. . . . . . . . .       1,670,000     17,209,985     47,490,625
Horace Mann Educators Corporation . . . . . . . .         400,000      5,679,769     14,050,000
Westcorp. . . . . . . . . . . . . . . . . . . . .         294,000      1,790,545      4,924,500
                                                                    ------------   ------------
                                                                    $ 35,402,012   $115,853,875
                                                                    ------------   ------------
CONSUMER DURABLES -- 7.5%

Champion Enterprises, Inc.* . . . . . . . . . . .         200,000   $  2,904,571   $  5,337,500
Coachmen Industries, Inc.+. . . . . . . . . . . .       1,000,000     10,807,911     27,000,000
Flexsteel Industries, Inc.. . . . . . . . . . . .         160,000      2,008,125      2,220,000
Recoton Corporation*. . . . . . . . . . . . . . .         500,000      7,788,270     13,125,000
Thor Industries, Inc. . . . . . . . . . . . . . .         275,000      3,140,956     11,257,813
                                                                    ------------   ------------
                                                                    $ 26,649,833   $ 58,940,313
                                                                    ------------   ------------
BASIC MATERIALS -- 4.6%
International Aluminum Corporation. . . . . . . .         200,000   $  4,117,806   $  6,987,500
Oregon Steel Mills, Inc.. . . . . . . . . . . . .         990,800     18,240,664     21,797,600
Rouge Industries, Inc. (Class "A"). . . . . . . .         500,000      9,387,725      7,781,250
                                                                    ------------   ------------
                                                                    $ 31,746,195   $ 36,566,350
                                                                    ------------   ------------

                              PORTFOLIO OF INVESTMENTS
                                   March 31, 1998


                                                      Shares or
                                                      Principal
COMMON STOCKS-Continued                                 Amount         Cost           Value
--------------------------------------------------  -------------  -------------  -------------
CONSUMER NON-DURABLES -- 3.9%
Rawlings Sporting Goods Company, Inc.*. . . . . .         225,000   $  2,573,461   $  3,065,625
Reebok International Ltd.*. . . . . . . . . . . .         900,000     29,825,125     27,450,000
                                                                    ------------   ------------
                                                                    $ 32,398,586   $ 30,515,625
                                                                    ------------   ------------
INDUSTRIAL SERVICES -- 1.5%
Angelica Corporation+ . . . . . . . . . . . . . .         500,000   $ 11,311,605   $ 11,531,250
                                                                    ------------   ------------
CONSUMER SERVICES -- 1.1%
CPI Corp. . . . . . . . . . . . . . . . . . . . .         357,300   $  5,282,963   $  9,044,156
                                                                    ------------   ------------
DEFENSE -- 0.9%
DRS Technologies, Inc.*+. . . . . . . . . . . . .         510,000   $  2,507,718   $  7,076,250
                                                                    ------------   ------------
PRINTING & PUBLISHING -- 0.3%
Devon Group, Inc.*. . . . . . . . . . . . . . . .          41,800   $    606,400   $  2,455,750
                                                                    ------------   ------------

TOTAL COMMON STOCKS -- 69.6%. . . . . . . . . . .                   $267,553,684   $549,354,553
                                                                    ------------   ------------
CONVERTIBLE SECURITY -- 0.2%
Worthington Industries, Inc. -- 7 1/4% 2000 . . .     $ 1,348,500   $  1,348,500   $  1,348,500
                                                                    ------------   ------------

NON-CONVERTIBLE BONDS & DEBENTURES -- 16.5%
Federal Home Loan Mortgage Corporation
 --7% 2020 (PAC-IO-CMO) . . . . . . . . . . . . .      $3,755,714   $    610,073   $    737,059
Federal National Mortgage Association
 --6% 2013 (PAC-IO-REMIC) . . . . . . . . . . . .       2,490,319             --         52,919
 --6% 2028 (IO-REMIC) . . . . . . . . . . . . . .      34,500,000     11,428,125     11,827,031
Government National Mortgage Association
 --7.99125% 2010 (REMIC). . . . . . . . . . . . .       1,315,208      1,315,208      1,315,208
Michaels Stores, Inc. -- 10 7/8% 2006 . . . . . .       2,000,000      1,736,365      2,230,000
Trump Atlantic City Associates -- 11 1/4% 2006. .      10,000,000      9,592,500     10,275,000
U.S. Treasury Notes -- 5 3/4% 1998. . . . . . . .      21,000,000     20,886,797     21,039,374
U.S. Treasury Inflation-Indexed Notes --
 3 3/8% 2007. . . . . . . . . . . . . . . . . . .      85,672,440     83,887,122     83,075,494
                                                                    ------------   ------------
                                                                    $129,456,190   $130,552,085
                                                                    ------------   ------------

                              PORTFOLIO OF INVESTMENTS
                                   March 31, 1998


                                                           Principal
                                                             Amount         Cost           Value
                                                         -------------  -------------  -------------
SHORT-TERM INVESTMENT -- 0.9%
Private Export Funding Corp. --5.468% 2/28/99. . . .        $7,274,000   $  7,272,182   $  7,255,815
                                                                         ------------   ------------
TOTAL INVESTMENT SECURITIES -- 87.2% . . . . . . . .                     $405,630,556   $688,510,953
                                                                         ------------   ------------
                                                                         ------------

OTHER SHORT-TERM INVESTMENTS -- 13.4%
Short-term Corporate Notes:
  General Electric Capital Corporation -- 5.54% 4/1/98      $4,954,000                  $  4,954,000
  General Motors Acceptance Corporation -- 5.52% 4/1/98      6,690,000                     6,690,000
  American Express Credit Corporation -- 5.54% 4/2/98        3,852,000                     3,851,407
  Ford Motor Credit Corporation -- 5.57% 4/2/98. . .         2,738,000                     2,737,576
  Ford Motor Credit Corporation -- 5.57% 4/2/98. . .         1,974,000                     1,973,695
  General Electric Capital Corporation -- 5.57% 4/2/98       2,776,000                     2,775,570
  General Electric Capital Services, Inc. -- 5.54% 4/3/98   20,316,000                    20,309,747
  General Electric Capital Services, Inc. -- 5.53% 4/6/98    6,652,000                     6,646,891
  General Motors Acceptance Corporation -- 5.55% 4/6/98     14,000,000                    13,989,208
  Ford Motor Credit Corporation -- 5.65% 4/7/98. . .         1,303,000                     1,301,773
  General Electric Capital Services, Inc. -- 5.53% 4/7/98   11,000,000                    10,989,862
  General Electric Capital Corporation -- 5.6% 4/8/98        2,636,000                     2,633,130
  General Electric Financial Assurance
    Company -- 5.54% 4/8/98. . . . . . . . . . . . .        10,000,000                     9,989,228
  American Express Credit Corporation -- 5.51% 4/9/98        9,470,000                     9,458,405
  American General Corporation -- 5.54% 4/9/98 . . .         1,656,000                     1,653,961
  Ford Motor Credit Corporation -- 5.54% 4/10/98 . .         5,750,000                     5,742,036
                                                                                        ------------
                                                                                        $105,696,489
                                                                                        ------------
TOTAL INVESTMENTS -- 100.6%. . . . . . . . . . . . .                                    $794,207,442
Liabilities less other assets -- (0.6)%. . . . . . .                                      (4,771,309)
                                                                                        ------------

TOTAL NET ASSETS -- 100.0% . . . . . . . . . . . . .                                    $789,436,133
                                                                                        ------------
                                                                                        ------------


*Non-income producing securities
+Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities. Following is a summary of transactions in securities of these affiliates during the year ended March 31, 1998.

                                        Purchases    Sales   Realized   Dividend
                                         at Cost    at Cost    Gain      Income
                                        ----------------------------------------
 Angelica Corporation                       --         --       --      $480,000
 Coachmen Industries, Inc.              $1,777,507     --       --       200,000
 DRS Technologies, Inc.                     --         --       --         --

See notes to financial statements.

                        STATEMENT OF ASSETS AND LIABILITIES
                                   March 31, 1998


ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $405,630,556). . . . . . . . . . . .         $688,510,953
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less). . . . . . . . . . . . .          105,696,489   $794,207,442
                                                                    ------------
  Cash. . . . . . . . . . . . . . . . . . . . . . . . . . .                                 454
  Receivable for:
    Investment securities sold. . . . . . . . . . . . . . .         $  6,516,171
    Dividends and accrued interest. . . . . . . . . . . . .            2,103,770
    Capital Stock sold. . . . . . . . . . . . . . . . . . .              976,733      9,596,674
                                                                    ------------   ------------
                                                                                   $803,804,570

LIABILITIES
  Payable for:
    Investment securities purchased . . . . . . . . . . . .         $ 12,920,609
    Capital Stock repurchased . . . . . . . . . . . . . . .              867,826
    Advisory fees and financial services. . . . . . . . . .              500,630
    Accrued expenses and other liabilities. . . . . . . . .               79,372     14,368,437
                                                                    ------------   ------------

NET ASSETS -- equivalent to $38.30 per share on 20,611,921
  shares of Capital Stock outstanding . . . . . . . . . . .                        $789,436,133
                                                                                   ------------
                                                                                   ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 20,611,921 shares . . .                        $    206,119
  Additional Paid-in Capital. . . . . . . . . . . . . . . .                         444,989,124
  Undistributed net realized gain on investments. . . . . .                          58,666,216
  Undistributed net investment income . . . . . . . . . . .                           2,694,277
  Unrealized appreciation of investments. . . . . . . . . .                         282,880,397
                                                                                   ------------
  Net assets at March 31, 1998. . . . . . . . . . . . . . .                        $789,436,133
                                                                                   ------------
                                                                                   ------------




See notes to financial statements.

                              STATEMENT OF OPERATIONS
                         For the Year Ended March 31, 1998


INVESTMENT INCOME
  Interest. . . . . . . . . . . . . . . . . . . . . . . . . .                      $ 12,529,826
  Dividends (including $680,000 from securities of affiliates)                        3,026,935
                                                                                   ------------
                                                                                   $ 15,556,761

EXPENSES
  Advisory fees . . . . . . . . . . . . . . . . . . . . . . .       $  4,622,631
  Financial services. . . . . . . . . . . . . . . . . . . . .            703,482
  Transfer agent fees and expenses. . . . . . . . . . . . . .            227,530
  Registration fees . . . . . . . . . . . . . . . . . . . . .             66,307
  Custodian fees and expenses . . . . . . . . . . . . . . . .             60,032
  Postage . . . . . . . . . . . . . . . . . . . . . . . . . .             34,549
  Directors' fees and expenses. . . . . . . . . . . . . . . .             32,556
  Audit fees. . . . . . . . . . . . . . . . . . . . . . . . .             27,850
  Insurance . . . . . . . . . . . . . . . . . . . . . . . . .             23,861
  Reports to shareholders . . . . . . . . . . . . . . . . . .             21,355
  Legal fees. . . . . . . . . . . . . . . . . . . . . . . . .             11,061
  Other expenses. . . . . . . . . . . . . . . . . . . . . . .              6,648      5,837,862
                                                                    ------------   ------------
    Net investment income . . . . . . . . . . . . . . . . . .                      $  9,718,899
                                                                                   ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
    short-term investments with maturities of 60 days or less)      $134,685,950
  Cost of investment securities sold. . . . . . . . . . . . .         43,934,321
                                                                    ------------
      Net realized gain on investments  . . . . . . . . . . .                      $ 90,751,629

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year. . . . . . . .       $198,672,568
  Unrealized appreciation at end of year. . . . . . . . . . .        282,880,397
                                                                    ------------

     Increase in unrealized appreciation of investments . . .                        84,207,829
                                                                                   ------------

            Net realized and unrealized gain on investments .                      $174,959,458
                                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . .                      $184,678,357
                                                                                   ------------
                                                                                   ------------




See notes to financial statements.

                         STATEMENT OF CHANGES IN NET ASSETS


                                                                   For the Year Ended March 31,
                                                  ------------------------------------------------------------
                                                                1998                          1997
                                                  ------------------------------  ----------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . . . .    $  9,718,899                  $  6,551,900
  Net realized gain on investments. . . . . . . .      90,751,629                    49,843,143
  Increase in unrealized appreciation
    of investments. . . . . . . . . . . . . . . .      84,207,829                    58,886,181
                                                     ------------                  ------------
Increase in net assets resulting
  from operations . . . . . . . . . . . . . . . .                   $184,678,357                  $115,281,224

Distributions to shareholders from:
  Net investment income . . . . . . . . . . . . .    $ (9,124,117)                 $ (5,956,425)
  Net realized capital gains. . . . . . . . . . .     (53,573,352)   (62,697,469)   (36,944,197)   (42,900,622)
                                                     ------------                  ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold. . . . . . . .    $124,393,171                  $148,137,956
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions. . . . . . . .      55,553,713                    36,271,529
  Cost of Capital Stock repurchased . . . . . . .    (109,675,323)    70,271,561    (58,888,670)   125,520,815
                                                     ------------   ------------   ------------   ------------
Total increase in net assets. . . . . . . . . . .                   $192,252,449                  $197,901,417

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,099,495 and $1,504,020. . . . . . . . . .                    597,183,684                   399,282,267
                                                                    ------------                  ------------
End of year, including undistributed
  net investment income
  of $2,694,277 and $2,099,495. . . . . . . . . .                   $789,436,133                  $597,183,684
                                                                    ------------                  ------------
                                                                    ------------                  ------------
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold. . . . . . . . . . .                      3,531,612                     4,727,700
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions . . . . . . . . . . . . . . . . .                      1,631,634                     1,169,534
Shares of Capital Stock repurchased . . . . . . .                     (3,052,450)                   (1,890,574)
                                                                    ------------                  ------------
Increase in Capital Stock outstanding . . . . . .                      2,110,796                     4,006,660
                                                                    ------------                  ------------
                                                                    ------------                  ------------



See notes to financial statements.

                                FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                                Year Ended March 31,
                                                          -----------------------------------------------------------
                                                           1998         1997         1996         1995         1994
                                                          -------      -------      -------      -------      -------
Per share operating performance:
Net asset value at beginning of year. . . . .              $32.28       $27.55       $22.40       $19.30       $19.06
                                                          -------      -------      -------      -------      -------

Net investment income . . . . . . . . . . . .              $ 0.49       $ 0.38       $ 0.33       $ 0.09       $ 0.04

Net realized and unrealized gain
  on investment securities. . . . . . . . . .                8.74         6.98         7.63         3.62         2.30
                                                          -------      -------      -------      -------      -------

Total from investment operations. . . . . . .              $ 9.23       $ 7.36       $ 7.96       $ 3.71       $ 2.34
                                                          -------      -------      -------      -------      -------

Less distributions:
  Dividends from net investment income. . . .              $(0.47)      $(0.37)      $(0.26)      $(0.08)      $(0.03)
  Distributions from net realized capital gains             (2.74)       (2.26)       (2.55)       (0.53)       (2.07)
                                                          -------      -------      -------      -------      -------

Total distributions . . . . . . . . . . . . .              $(3.21)      $(2.63)      $(2.81)      $(0.61)      $(2.10)
                                                          -------      -------      -------      -------      -------

Net asset value at end of year. . . . . . . .              $38.30       $32.28       $27.55       $22.40       $19.30
                                                          -------      -------      -------      -------      -------
                                                          -------      -------      -------      -------      -------

Total investment return*. . . . . . . . . . .              30.10%       27.30%       36.84%       19.77%       13.13%

Ratios/supplemental data:
Net assets at end of year (in thousands). . .            $789,436     $597,184     $399,282     $236,656     $165,684
Ratio of expenses to average net assets . . .               0.83%        0.84%        0.87%        0.95%        1.03%
Ratio of net investment income to
  average net assets. . . . . . . . . . . . .               1.38%        1.27%        1.28%        0.48%        0.20%
Portfolio turnover rate . . . . . . . . . . .                 24%          21%          21%          11%          16%
Average brokerage commission per share. . . .            $ 0.0589     $ 0.0587           --           --           --





* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


See notes to financial statements.

                           NOTES TO FINANCIAL STATEMENTS
                                   March 31, 1998


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $177,752,819 for the year ended March 31, 1998. Realized gains or losses are based on the specific-certificate identification method. Cost of securities held at March 31, 1998 was the same for federal income tax and financial reporting purposes.


NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended March 31, 1998, the Fund paid aggregate fees of $32,000 to all Directors

                           NOTES TO FINANCIAL STATEMENTS
                                     CONTINUED


who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended March 31, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $40,556 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

     Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

--------------------------------------------------------------------------------

                           REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA CAPITAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc., including the portfolio of investments, as of March 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, as it relates to selected data for each share of Capital Stock, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Los Angeles, California
April 30, 1998

                               OFFICERS AND DIRECTORS


DIRECTORS                                         DISTRIBUTOR

Donald E. Cantlay                                 FPA Fund Distributors, Inc.
DeWayne W. Moore                                  11400 West Olympic Boulevard, Suite 1200
Lawrence J. Sheehan                               Los Angeles, California  90064


                                                  COUNSEL

                                                  O'Melveny & Myers LLP
OFFICERS                                          Los Angeles, California

Robert L. Rodriguez, PRESIDENT AND
  CHIEF INVESTMENT OFFICER                        CUSTODIAN & TRANSFER AGENT
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Dennis M. Bryan, VICE PRESIDENT                   State Street Bank and Trust Company
Eric S. Ende, VICE PRESIDENT                      Boston, Massachusetts
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY                          INDEPENDENT AUDITORS
Christopher H. Thomas, ASSISTANT TREASURER
                                                  Ernst & Young LLP
                                                  Los Angeles, California


                                                  SHAREHOLDER SERVICE AGENT
INVESTMENT ADVISER
                                                  Boston Financial Data Services, Inc.
First Pacific Advisors, Inc.                      P.O. Box 8500
11400 West Olympic Boulevard, Suite 1200          Boston, Massachusetts  02266-8500
Los Angeles, California  90064                    (800) 638-3060
                                                  (617) 328-5000




This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.